UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________________________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): August 17, 2011

JUHL WIND, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141010	20-4947667
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

996 190th Avenue
Woodstock, Minnesota		56186
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (507) 777-4310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

JUHL WIND, INC.

Item 5.07                      Submission of Matters to a Vote of Security Holders

On August 17, 2011, Juhl Wind, Inc. (the “Company”) held the Company’s 2011 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders reelected each of the following nominees to the board of directors of the Company for a one-year term: Daniel J. Juhl, John Mitola, Ed Hurley, General Wesley Clark, and James Beck.   Additionally, the stockholders ratified the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s independent auditors for the fiscal year ending December 31, 2011.  The stockholders also approved amendments to the Company’s current By-Laws, including the following: (i) to change the quorum requirement; (ii) to clarify that there is no cumulative voting for directors; (iii) to permit the increase in the number of directors serving on the board of directors of the Company; (iv) to authorize the board of directors to create a classified board of directors and (v) to make administrative changes to the By-Laws.  The description of the amendments to the Company’s current By-Laws is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on August 1, 2011 and is herein incorporated by reference in response to this Item 5.07. A copy of the Company's Amended and Restated By-Laws including the amendments approved by the shareholders below is attached as Exhibit 3 to this report.

The voting at the Annual Meeting was as follows:

1.	Election of Directors

Nominee	For	Abstain	Broker Non-Votes
Daniel J. Juhl	16,792,938	400	3,098,468
John Mitola	16,792,938	400	3,098,468
Ed Hurley	16,792,938	400	3,098,468
Wesley Clark	16,792,938	400	3,098,468
James Beck	16,792,938	400	3,098,468

2.	Ratification of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s Independent Auditors

For	Against	Abstain	Broker Non-Votes
16,792,938	0	0	3,098,468

3.	Approval of Amendment to By-Laws to Change the Quorum Requirement

For	Against	Abstain	Broker Non-Votes
16,792,938	0	0	3,098,468

4.	Approval of Amendment to By-Laws to Clarify that there is No Cumulative Voting for Directors

For	Against	Abstain	Broker Non-Votes
16,792,938	0	0	3,098,468

5.	Approval of Amendment to By-Laws to Permit the Increase in the Number of Directors

For	Against	Abstain	Broker Non-Votes
16,791,738	1,200	0	3,098,468

6.	Approval of Amendment to By-Laws to Authorize the Board of Directors to Create a Classified Board of Directors

For	Against	Abstain	Broker Non-Votes
16,792,938	0	0	3,098,468

7.	Approval of Amendment to By-Laws to Make Administrative Changes

For	Against	Abstain	Broker Non-Votes
16,792,538	400	0	3,098,468

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Description
3	Amended and Restated By-Laws of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 22, 2011	JUHL WIND, INC.

	By:	/s/ John Mitola
John Mitola
President